SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a) of
                the Securities Exchange Act of 1934

  Filed by the Registrant                          [x]
  Filed by a party other than the Registrant       [ ]
  Check the appropriate box:
  [x] Preliminary proxy statement
  [ ] Confidential, for use of the Commission only
      (as permitted by Rule 14a-6(e)(2))
  [ ] Definitive proxy statement
  [ ] Definitive additional materials
  [ ] Soliciting material pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                D.H. MARKETING & CONSULTING, INC.
        (Name of Registrant as Specified in its Charter)


           -------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other
                      than the Registrant)

  Payment of Filing Fee (Check the appropriate box):

  [x] No fee required.
  [ ] Fee computed on table below per Exchange Act Rules
      14a-6(i)(1) and 0-11
      (1) Title of each class of securities to which transaction applies:
      (2)    Aggregate number of securities to which
             transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)    Proposed maximum aggregate value of transaction:
      (5)    Total fee paid:
  [ ] Fee paid previously with preliminary materials.
  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)    Amount previously paid:
      (2)    Form, schedule or registration statement no.:
      (3)    Filing party:
      (4)    Date filed:

             D. H. MARKETING & CONSULTING, INC.
                    300 Keystone Street
                 Hawley, Pennsylvania  18428

           NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
                 To Be Held on March 15, 2000

  To Our Stockholders:

       A Special Meeting of Stockholders of D. H. Marketing & Consulting, Inc., a Nevada corporation ("Company"), will be held at the offices of Universal Network in Sarasota, Florida on Wednesday, March 15, 2000, at 3:00 p.m., local time, for the following purposes:

       1. The approval of a proposed name change for the Company from D.H. Marketing & Consulting, Inc. to
           VersaTech, Inc.

       2. To transact such other business as may properly come before the Special Meeting and any adjournments thereof.

       As of January 25, 2000, there were 11,805,964 shares of common stock outstanding. Only stockholders of record at the close of business on February 4, 2000, are entitled to receive notice of, and to vote at, the Special Meeting and any adjournments thereof.

       It is important that your shares be represented at the Special Meeting. For that reason, we ask that you promptly sign, date and mail the enclosed proxy in the return envelope provided. Shareholders who attend the Special Meeting may revoke their proxies and vote in person. To help us prepare properly for your attendance at the Special Meeting, we ask that you indicate on your proxy whether you plan to attend the meeting.

  BY ORDER OF THE BOARD OF DIRECTORS


  Michael J. Daily
  President

  Hawley, Pennsylvania
  February 8, 2000

                   D. H. MARKETING & CONSULTING, INC.
                          300 Keystone Street
                      Hawley, Pennsylvania  18428

                             PROXY STATEMENT
                    SPECIAL MEETING OF STOCKHOLDERS
                      To Be Held on March 15, 2000

       The enclosed Proxy is solicited by and on behalf of the Board of Directors of D. H. Marketing & Consulting, Inc. ("Company") for use at the Company's Special Meeting of Stockholders to be held at 3:00 p.m. local time, at the offices of Universal Network, 5647 Beneva Rd., Sarasota, Florida 34233 on Wednesday, March 15, 2000, and at any adjournments or postponements thereof. It is planned that this Proxy Statement and the accompanying Proxy will be mailed to the Company's stockholders on or about February 8, 2000 to the holders of record on February 4, 2000, of the Company's common stock, $.0003 par value per share.

       At the Special Meeting, the shareholders of the Company will be asked to consider and vote upon proposals to (i) approve an amendment to the Company's articles of incorporation to change the name of the Company from D.H. Marketing & Consulting, Inc. to VersaTech, Inc.; and (ii) transact such other business as may properly come before the Special Meeting or any adjournment thereof.

         INFORMATION CONCERNING SOLICITATION AND VOTING

  REVOCABILITY OF PROXIES

       A proxy may be revoked by a shareholder prior to its exercise by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by revoking the prior proxy and voting in person at the Special Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Secretary of the Company. The mere presence at the Special Meeting of the shareholder appointing the proxy will not revoke the appointment. If not revoked, the proxy will be voted at the Special Meeting in accordance with the instructions indicated on the proxy by the shareholder or, if no instructions are indicated, will be voted FOR each of the matter of business described herein and, as to any other matter of business that may properly be brought before the Special Meeting, in accordance with the judgment of the person or person voting the same.

  EXPENSES

       All expenses of the Company in connection with this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by directors, officers and other employees of the Company, by telephone, telegraph, fax, telex, in person or otherwise, without additional compensation.

  RECORD DATE AND VOTING SECURITIES

       As of January 25, 2000, there were 11,805,964 shares of common stock outstanding. Holders of record at the close of business on February 4, 2000, of the Company's common stock are entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof. Each outstanding share of common stock entitles the holder thereof to one vote with respect to each matter considered at the Special Meeting. Each matter of business requires the presence in person or by proxy of a majority of the shares of common stock entitled to vote to constitute a quorum. Abstentions may be specified on all proposals. Abstentions will have the same effect as a vote against such proposal. Broker non-votes, if any, will not be included in vote totals and, as such, will have no effect on any proposal. The Company's Articles of Incorporation does not provide for cumulative voting. Assuming the presence of a quorum at the Special Meeting, the affirmative vote of a majority of the outstanding stock entitled to vote is required to amend the corporate charter.

       Only holders of record of common stock on February 4, 2000, are entitled to notice of, and to vote at, the Special
  Meeting.

                           PROPOSAL ONE
          APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION

       The Company's present name, D. H. Marketing & Consulting, Inc., was chosen by and represents the initials of the former president of the Company. The Company previously was segmented into four distinct operations, consisting of the Network Marketing Division, the Collectible Division, the Burn Cleansing Solution Division and the Acquisitions & Consulting Division. The Company has, since the first quarter of 1998, divested itself of all previous business activities other than the Company's wholly owned subsidiary, Universal Network of America, Inc. and that company's operating subsidiary Universal Network, Inc.

       Universal Network of America, Inc. is a direct sales organization distributing health and beauty aid products through Independent Distributors. Universal Network of
  America, Inc. is based in Sarasota, Florida and operates through its subsidiary Universal Network, Inc.

       In April of 1999, the Company formulated a strategy for its LongerLiving.com Internet health portal. The site was launched to the public in mid-June of 1999. LongerLiving.com provides high-quality, health-related content that is targeted toward the average consumer, with initial emphasis on the issues of individuals in the "baby boomer" demographic group. LongerLiving.com, Inc. was recently incorporated by the Company.

       Management of the Company feels that the name "D.H. Marketing & Consulting, Inc." does not accurately represent the present business direction of the Company. To that end, management has chosen the name "VersaTech, Inc." as the potential new name for the Company and has reserved the website address "versatechinc.com" for future use.

  RECOMMENDATION OF THE BOARD

       The Board of Directors has unanimously approved the amendment to the Articles of Incorporation and recommends that the shareholders vote "FOR" this proposal.

                           MANAGEMENT

  STOCK OWNERSHIP OF PRINCIPAL OWNERS AND MANAGEMENT

       The following table sets forth certain information regarding the beneficial ownership of the Company's common stock, its only class of outstanding voting securities as of the date hereof, by (i) each person who is known to the Company to own beneficially more than 5% of the outstanding Common Stock with the address of each such person, (ii) each of the Company's current directors and officers, and (iii) all current officers and directors as a group:

  ===========================================================
  Name and Address        Amount and Nature          Percent of Class
  of Beneficial Owner     of Beneficial Ownership
  =======================================================================

  Michael J. Daily(1)(2)       1,137,140 Shares                   9.6%
  405 Prospect Street
  Hawley, PA 18428
  -----------------------------------------------------------------------
  Ronald W. Meredith(2)(3)     1,356,492 Shares                 11.5%
  5647 Beneva Road
  Sarasota, FL  34233-4103
  -----------------------------------------------------------------------
  Steve Krakonchuk(1)(2)       1,102,500 Shares                 9.3%
  8611 General Currie Road
  Apartment 111
  Richmond, B.C.
  Canada V6Y 3M1
  -----------------------------------------------------------------------
  Gary Stafford(1)(2)          80,045 Shares                    0.7%
  5647 Beneva Rd.
  Sarasota, FL 34233
  -----------------------------------------------------------------------
  All Officers and Directors   3,676,177 Shares                 31.1%
  as a Group (4 Persons)
  =======================================================================
  (1)   An officer of the Company.
  (2)   A director of the Company.
  (3) 327,501 of these shares are held in the name of Meretec Management which is owned and controlled by Ronald W. Meredith. 616 of these shares are held in the name of Ronald W. Meredith, Jr., son of Ronald W. Meredith.

                                OTHER MATTERS

       As of the date of this proxy statement, the Company has no knowledge of any business other than that described above that will be presented at the Special Meeting. If any other business should come before the Special Meeting, it is intended that the persons named in the enclosed proxy will have discretionary authority to vote the shares that they represent.

       You are urged to sign and return your proxy promptly in the enclosed envelope to make certain your shares will be voted at the Special Meeting.

  By order of the Board of Directors,


  Michael J. Daily
  President

  Hawley, Pennsylvania,
  February 8, 2000

                     D. H. MARKETING & CONSULTING, INC.
                                     PROXY

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY FOR A SPECIAL MEETING OF STOCKHOLDERS TO BE HELD MARCH 15, 2000.

  The undersigned hereby (i) acknowledge(s) receipt of the Notice, dated February 8, 2000, of the Special Meeting of Stockholders of D. H. Marketing & Consulting, Inc. (the "Company") to be held Wednesday, March 15, 2000, at 3:00 PM, local time, at the offices of Universal Network, 5647 Beneva Rd., Sarasota, Florida 34233, and the proxy statement in connection therewith; and (ii) appoints MICHAEL J. DAILY and RONALD MEREDITH, and each of them, the undersigned's proxies with full power of substitution, for and in the name, place and stead of the undersigned, vote upon and act with respect to all of the shares of common stock of the Company standing in the name of the undersigned or with respect to which the undersigned is entitled to vote and act, at said meeting and at any adjournment or postponement thereof, and the undersigned directs that his proxy be voted as follows.

     (a) Proposal to approve the amendment to the Company's articles of incorporation to change the name of the Company from D.H. Marketing & Consulting, Inc. to VersaTech, Inc.

           [   ]   FOR         [   ]   AGAINST      [   ] ABSTAIN

     (b) In the discretion of the proxies on any other matter that may properly come before the meeting or any adjournment thereof.

           [   ]   FOR         [   ]   AGAINST      [   ] ABSTAIN

  THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ABOVE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE MATTERS SPECIFICALLY REFERRED TO ABOVE.

  The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such common stock and hereby ratifies and confirms that all proxies, their substitutes, or any of them may lawfully do by virtue hereof.

  STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE IN PERSON EVEN THOUGH THEY HAVE PREVIOUSLY MAILED THE PROXY. PLEASE DATE, SIGN AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE.

          [   ]    I PLAN TO ATTEND THE SPECIAL MEETING

  DATED:______________  TELEPHONE:______________   # OF SHARES:___________


  ________________________________     _________________________________
  SIGNATURE OF SHAREHOLDER             NAME (please print)


  ________________________________     _________________________________
  SIGNATURE OF JOINT SHAREHOLDER       NAME OF JOINT SHAREHOLDER
  (if applicable)                      (please print)

  __________________________________
  TITLE (if applicable)

  IMPORTANT: Please date this Proxy and sign exactly as your name(s) appears. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation or other entity, the proxy should be signed by a duly authorized officer or representative of such entity. Each joint tenant should sign the proxy. Please return this Proxy promptly in the enclosed envelope.